Litigation and Loss Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Litigation and Loss Contingencies	Litigation and Loss Contingencies
From time to time, the Company may become a party to litigation and subject to claims incidental to the ordinary course of business, including intellectual property claims, labour and employment claims and threatened claims, breach of contract claims, tax and other matters.

On August 31, 2022, a jury in the U.S. District Court for the District of Delaware returned a verdict finding that the Company infringed three web technology patents owned by Express Mobile, Inc. The Company has challenged the verdict through post-trial motions and the Plaintiff has moved for interest on the amount of the verdict.

On December 1, 2021, five publishers of educational materials and two of their respective parent companies ("the Plaintiffs") filed a claim against the Company in the U.S. District Court for the Eastern District of Virginia for contributory and vicarious copyright infringement and contributory trademark infringement. The action has been settled amicably between the parties, and terms of the settlement agreement are confidential. The case was dismissed with prejudice on October 5, 2022.

The Company has recorded a total expense, including potential interest, of $97,000 in the year ended December 31, 2022 associated with both litigation matters described above. This was recorded as general and administrative expenses in the consolidated statements of operations and comprehensive (loss) income.

The Company currently has no other known material pending litigation or claims. The Company is not aware of any other litigation matters or loss contingencies that would be expected to have a material adverse effect on the business, consolidated financial position, results of operations, or cash flows.